UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2010

Commission File Number: 000-53771

CN Dragon Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	98-0358149
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

8/F Paul Y Centre, 51 Hung To Road, Kwun Tong, Kowloon, Hong Kong
(Address of principal executive offices including Zip Code)

(+852) 2772 9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities.

On August 26, 2010, the Company issued of 35,852,200 restricted shares of the Corporation’s common stock to CNDC Group, Ltd. upon conversion of a $1,792,610 convertible promissory note held by CNDC Group, Ltd.  The issuance of the securities were deemed to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act of 1933 as a transaction by an issuer not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2010	CN Dragon Corporation /s/ Chong Him Lau ______________________________________ By: Chong Him Lau Its: CFO, Director